Exhibit 99.1

Execution Version

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT, dated as of February 7, 2024 (this “Agreement”), is entered into by and between StepStone Group Inc., a Delaware corporation (the “Company”), and the Class B Committee under the Stockholders Agreement (as defined below) (the “Class B Committee”).

RECITALS

WHEREAS, reference is made to that certain Amended and Restated Stockholders Agreement, dated as of September 20, 2021 (the “Stockholders Agreement”), by and among the Company, StepStone Group LP, a Delaware limited partnership (“SSG”) and the persons and entities named as Class B Holders and Greenspring Holders (as each term is defined therein) on the signature pages thereto, pursuant to which the persons named as Chair and Secretary of the Class B Committee, acting on behalf of the Class B Committee, has the right to vote or act by written consent with respect to such holders’ Company Shares (as defined below), and to grant (or cause to be granted) a consent, proxy or approval in respect of those Company Shares, in each case in accordance with the terms and conditions set forth in the Stockholders Agreement;

WHEREAS, concurrently herewith, the Company and SSG have entered into (i) a Transaction Agreement (the “SRE Transaction Agreement”) with StepStone Group Real Estate LP, a Delaware limited partnership (“SRE”), Jeffrey Giller, solely in his capacity as seller representative, and the seller parties signatory thereto (the “SRE Sellers”), (ii) a Transaction Agreement (the “SIRA Transaction Agreement”) with StepStone Group Real Assets LP, a Delaware limited partnership (“SIRA”), James O’Leary, solely in his capacity as a seller representative, and the seller parties signatory thereto (the “SIRA Sellers”), and (iii) a Transaction Agreement (the “SPD Transaction Agreement”, and together with the SRE Transaction Agreement and the SIRA Transaction Agreement, the “Transaction Agreements”) with StepStone Europe Limited, a private limited liability company incorporated in England and a wholly-owned subsidiary of the Company, Swiss Capital Alternative Investments AG, a private company limited by shares incorporated in the canton of Zurich (“SPD”), Marcel Schindler, solely in his capacity as seller representative, and SC Partner LP, a Cayman Islands exempted limited partnership (the “SPD Seller”, and together with SRE Sellers and SIRA Sellers, the “Sellers”);

WHEREAS, the Transaction Agreements provide for, among other things and subject to the terms and conditions therein including with respect to any Acceleration Exchange, Termination Acceleration Exchange and Change of Control Exchange (each as defined in the applicable Transaction Agreement), the exchange of the Sellers’ equity interests in SRE, SIRA and SPD, as applicable, for a combination of (i) newly created Class D equity interests in SSG, in the case of SRE and SIRA, or shares of the Company’s Class A Common Stock, par value $0.001 per share, in the case of SPD, and (ii) cash, in up to ten annual exchanges (increased to up to fifteen annual exchanges in certain circumstances in case of the SIRA Sellers) (the “Transactions”);

WHEREAS, as a condition and inducement to the Company’s willingness to enter into the Transaction Agreements and to proceed with the transactions contemplated thereby, including the Transactions, the Company and the Class B Committee are entering into this Agreement; and

WHEREAS, the Class B Committee acknowledges that the Company is entering into the Transaction Agreements in reliance on the representations, warranties, covenants and other agreements of the Class B Committee set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Class B Committee hereby agree as follows:

1. Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed to them in the relevant Transaction Agreements.

“Company Shares” shall have the meaning ascribed to such term in the Stockholders Agreement.

“Proxy Designee” means Jason Ment.

2. Agreement to Deliver Written Consent. Prior to the Termination Date (as defined herein), the Class B Committee shall at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, appear at such meeting or otherwise cause the Company Shares to be counted as present thereat for purpose of establishing a quorum and vote (or consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all Company Shares (in all manners and by each applicable class) (i) in favor of the Transactions and the issuance of the shares in connection therewith, and (ii) against any other action that is intended to materially impede, interfere with, delay, postpone or adversely affect the Transactions. As a proxy designee, the Class B Committee agrees to take all actions necessary to cause the record holder and any nominees to vote all of such Company Shares in accordance with this Section 2.

3. Grant of Irrevocable Proxy; Appointment of Proxy.

(a) FROM AND AFTER THE DATE HEREOF UNTIL THE TERMINATION DATE, THE CLASS B COMMITTEE HEREBY IRREVOCABLY AND UNCONDITIONALLY GRANTS TO, AND APPOINTS THE COMPANY AND ANY OTHER PROXY DESIGNEE (AS DEFINED ABOVE), EACH OF THEM INDIVIDUALLY, THE CLASS B COMMITTEE’S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE COMPANY SHARES SOLELY IN ACCORDANCE WITH SECTION 2. THIS PROXY IS IRREVOCABLE (UNTIL THE TERMINATION DATE AND EXCEPT AS TO ANY PROXY DESIGNEE WHOSE DESIGNATION AS A PROXY DESIGNEE IS REVOKED BY THE COMPANY) AND COUPLED WITH AN INTEREST AND THE CLASS B COMMITTEE WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY OTHER PROXY PREVIOUSLY GRANTED BY THE CLASS B COMMITTEE WITH RESPECT TO THE COMPANY SHARES (AND THE CLASS B COMMITTEE HEREBY REPRESENTS TO THE COMPANY THAT ANY SUCH OTHER PROXY IS REVOCABLE).

(b) The proxy granted in this Section 3 shall automatically expire upon the termination of this Agreement in accordance with Section 5.

4. No Inconsistent Agreements. The Class B Committee hereby represents, covenants and agrees that, except as contemplated by this Agreement, it (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to any Company Shares other than the Stockholders Agreement and (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any Company Shares.

5. Termination. This Agreement shall terminate upon the earliest of (a) the receipt of the STEP Stockholder Approval, (b) the Closing of any Exchange, (c) the termination of any of the Transaction Agreements in accordance with its terms, and (d) the mutual written agreement of the parties hereto to terminate this Agreement (such earliest date being referred to herein as the “Termination Date”); provided that the provisions set forth in Sections 11 to 20 shall survive the termination of this Agreement; provided further that any liability incurred by any party hereto as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.

6. Representations and Warranties of the Class B Committee. The Class B Committee hereby represents and warrants to the Company as follows:

(a) The Class B Committee has voting power, and power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Company Shares. Except for the Stockholders Agreement and this Agreement, the Company Shares are not subject to any voting trust agreement or other contract to which the Class B Committee is a party restricting or otherwise relating to the voting or transfer of the Company Shares. The Class B Committee has not appointed or granted any proxy or power of attorney that is still in effect with respect to any Company Shares, except as contemplated by this Agreement.

(b) The Class B Committee has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by the Class B Committee, the performance by the Class B Committee of its obligations hereunder and the consummation by the Class B Committee of the transactions contemplated hereby have been duly and validly authorized by the Class B Committee and no other actions or proceedings on the part of the Class B Committee are necessary to authorize the execution and delivery by the Class B Committee of this Agreement, the performance by the Class B Committee of its obligations hereunder or the consummation by the Class B Committee of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Class B Committee and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of the Class B Committee, enforceable against the Class B Committee in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(c) (i) Except for the applicable requirements of the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary on the part of the Class B Committee for the execution, delivery and performance of this Agreement by the Class B Committee or the consummation by the Class B Committee of the transactions contemplated hereby and (ii) neither the execution, delivery or performance of this Agreement by the Class B Committee nor the consummation by the Class B Committee of the transactions contemplated hereby nor compliance by the Class B Committee with any of the provisions hereof shall (A) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on such property or asset of the Class B Committee pursuant to, any contract to which the Class B Committee is a party or by which the Class B Committee or any property or asset of the Class B Committee is bound or affected or (B) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Class B Committee or any of the Class B Committee’s properties or assets except, in the case of clause (A) or (B), for breaches, violations or defaults that would not, individually or in the aggregate, materially impair the ability of the Class B Committee to perform its obligations hereunder.

(d) As of the date of this Agreement, there is no action, suit, investigation, complaint or other proceeding pending against the Class B Committee or, to the knowledge of the Class B Committee, any other Person or, to the knowledge of the Class B Committee, threatened against the Class B Committee or any other Person that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by the Class B Committee of its rights under this Agreement or the performance by any party of its obligations under this Agreement.

(e) The Class B Committee understands and acknowledges that the Company is entering into the Transaction Agreements in reliance upon the Class B Committee’s execution and delivery of this Agreement and the representations and warranties of the Class B Committee contained herein.

7. Class B Committee Capacity. This Agreement is being entered into by the Class B Committee solely in its capacity as a proxy designee of the Company Shares, and nothing in this Agreement shall restrict or limit the ability of the Class B Committee or any member thereof who is a director or officer of the Company to take any action in his or her capacity as a director or officer of the Company or SSG pursuant to his or her duties (including any fiduciary duties) as a director or officer of the Company or SSG.

8. Non-Survival of Representations and Warranties. The representations and warranties of the Class B Committee contained herein shall not survive the termination of this Agreement.

9. Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party hereto and otherwise as expressly set forth herein.

10. Waiver. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or e-mail, upon written confirmation of receipt by facsimile, e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)	If to the Class B Committee:

The Class B Committee

Attention: Secretary

E-mail: Jason.Ment@stepstonegroup.com

(ii)	If to the Company or SSG:

StepStone Group LP

4225 Executive Square, Suite 1600

La Jolla, CA 92037

Attention: Chief Legal Officer

Email: Jennifer.Ishiguro@stepstonegroup.com

with a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, NY 10166

Attention: Edward Sopher; Eric Scarazzo

Email: ESopher@gibsondunn.com;

12. Entire Agreement. This Agreement and the Transaction Agreements (including any annexes, schedules and exhibits thereto) constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof.

13. Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware. Each of the parties hereto agrees that this Agreement involves at least $100,000 and that this Agreement has been entered into in express reliance upon 6 Del. C. § 2708. Each of the parties hereto irrevocably and unconditionally confirms and agrees that it is and shall continue to be (a) subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) subject to service of process in the State of Delaware.

14. Submission to Jurisdiction; Waiver of Jury Trial. To the fullest extent permitted by law, each party hereto hereby irrevocably and unconditionally (i) consents and submits to the exclusive personal jurisdiction and venue of the Delaware Court of Chancery (or, if the Delaware Court of Chancery declines to accept jurisdiction over any matter, any federal or state court located in the State of Delaware) (the “Delaware Courts”) for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated by this Agreement (and agrees not to commence any litigation relating thereto except in such courts), (ii) waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum, (iii) acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising or relating to this Agreement or the transactions contemplated by this Agreement, and (iv) agrees to service of process upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 13 or in any manner prescribed by the Laws of the State of Delaware.

15. Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of all other parties, and any such assignment without such prior written consent shall be null and void; provided, however, that no assignment shall limit the assignor’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

16. Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties hereto shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Courts, this being in addition to any other remedy to which such party is entitled at law or in equity. To the fullest extent permitted by law, each of the parties hereto hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

17. Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

18. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

19. Facsimile or .pdf Signature. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

20. No Presumption Against Drafting Party. Each of the parties to this Agreement acknowledges that it has had the opportunity to be represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

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IN WITNESS WHEREOF, the parties hereto have caused to be executed or executed this Agreement as of the date first written above.

StepStone Group Inc.

By:	/s/ Scott Hart
Name: Scott Hart
Title: Partner and Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused to be executed or executed this Agreement as of the date first written above.

CLASS B COMMITTEE

By:	/s/ Monte M. Brem
	Name:	Monte M. Brem
	Title:	Chair of the Class B Committee

By:	/s/ Jason Ment
	Name:	Jason Ment
	Title:	Secretary of the Class B Committee

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